Exhibit 10.33

                     ADDITIONAL RIDER TO FIRST AVIATION 10-K

Exhibit 10.33


              DESCRIPTION OF AMENDMENT TO LETTER REGARDING PURSUIT
                          OF ACQUISITION OPPORTUNITIES

         Effective February 1, 2004, the independent members of the Board of Directors of First Aviation Services Inc. (the "Company"), approved extending on a month-to-month basis the Letter, effective February 1, 2002, by and between First Equity Development Inc. and its affiliates and the Company regarding the pursuit of acquisition opportunities.